EXHIBIT (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form N-CSR of Eagle Capital Growth Fund, Inc. (the “Registrant”) for the period ended December 31, 2010 (the “Report”), each of the undersigned hereby certifies, pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

EAGLE CAPITAL GROWTH FUND, INC.

By: /s/ Luke E. Sims
Luke E. Sims
President and Chief Executive Officer (principal executive officer)
Dated: February 23, 2011

By: /s/ David C. Sims
David C. Sims
Chief Financial Officer (principal financial officer)
Dated: February 23, 2011